5. DISCONTINUED OPERATIONS (Details) (USD $)	3 Months Ended	7 Months Ended	10 Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Mar. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Revenues		$ 455
Cost of services		183
Gross profit		272
General administrative		(1,685)
Total operating expenses (credits)		(1,685)
Net income	$ 0	$ 1,957	$ 0